UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR/A

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

AUGUST 31, 2006

(AS RESTATED)

Annual Report
to Shareholders

DWS California Tax-Free
Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Other Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for further details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06
DWS California Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.27%	4.95%	4.30%	5.44%
Class B	2.57%	4.22%	3.50%	4.61%
Class C	2.52%	4.19%	3.45%	4.50%
Lehman Brothers Municipal Bond Index+	3.03%	5.14%	4.95%	5.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/06	$ 7.53	$ 7.54	$ 7.48
8/31/05	$ 7.61	$ 7.62	$ 7.56
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .32	$ .27	$ .26
August Income Dividend	$ .0265	$ .0218	$ .0214
SEC 30-day Yield as of 8/31/06++	3.51%	2.93%	2.90%
Tax Equivalent Yield as of 8/31/06++	5.95%	4.97%	4.92%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 8/31/06++	4.14%	3.40%	3.37%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.73% and 2.82% for Class B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2006. In addition, the current annualized distribution rates would have been 3.20% and 3.29% for Class B and Class C shares, respectively, had certain expenses not been reduced. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — California Municipal Debt Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	121	23
3-Year	70	of	116	60
5-Year	48	of	98	48
10-Year	32	of	70	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,863	$11,039	$11,786	$16,227
	Average annual total return	-1.37%	3.35%	3.34%	4.96%
Class B	Growth of $10,000	$9,960	$11,119	$11,777	$15,699
	Average annual total return	-.40%	3.60%	3.33%	4.61%
Class C	Growth of $10,000	$10,252	$11,312	$11,851	$15,528
	Average annual total return	2.52%	4.19%	3.45%	4.50%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,303	$11,621	$12,734	$17,872
	Average annual total return	3.03%	5.14%	4.95%	5.98%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 8/31/06
DWS California Tax-Free Income Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	3.63%	5.17%	4.48%	5.24%
Lehman Brothers Municipal Bond Index+	3.03%	5.14%	4.95%	5.42%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/06	$ 7.52
8/31/05	$ 7.59
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .34
August Income Dividend	$ .0279
SEC 30-day Yield as of 8/31/06++	3.90%
Tax Equivalent Yield as of 8/31/06++	6.62%
Current Annualized Distribution Rate as of 8/31/06++	4.37%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — California Municipal Debt Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	16	of	121	14
3-Year	57	of	116	49
5-Year	38	of	98	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS California Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 8/31/06
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,363	$11,633	$12,447	$13,046
	Average annual total return	3.63%	5.17%	4.48%	5.24%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,303	$11,621	$12,734	$13,136
	Average annual total return	3.03%	5.14%	4.95%	5.42%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Restated to include interest expense related to the Fund's investment in inverse floaters. (Please see Note H in the Notes to Financial Statements.)

Expenses and Value of a $1,000 Investment (Including Interest Expense)** for the six months ended August 31, 2006

Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,019.10	$ 1,015.50	$ 1,015.30	$ 1,021.50
Expenses Paid per $1,000*	$ 6.62	$ 10.16	$ 10.36	$ 5.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,018.65	$ 1,015.12	$ 1,014.92	$ 1,019.71
Expenses Paid per $1,000*	$ 6.61	$ 10.16	$ 10.36	$ 5.55
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly, has no impact to net investment income, total return or net asset value.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	1.30%	2.00%	2.04%	1.09%
As previously reported, excluding interest expense. Expenses and Value of a $1,000 Investment (Excluding Interest Expense) for the six months ended August 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,019.10	$ 1,015.50	$ 1,015.30	$ 1,021.50
Expenses Paid per $1,000*	$ 4.12	$ 7.67	$ 7.87	$ 3.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,021.12	$ 1,017.59	$ 1,017.39	$ 1,022.18
Expenses Paid per $1,000*	$ 4.13	$ 7.68	$ 7.88	$ 3.06
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.81%	1.51%	1.55%	.60%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS California Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS California Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 29 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Eleanor R. Lynch, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1999.

Over 19 years of investment industry experience.

BS, Ursinus College; MS, Drexel University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 1999.

Over 15 years of investment industry experience.

BS, Pennsylvania State University; MS, Boston College.

Philip G. Condon and Eleanor R. Lynch serve as lead portfolio co-managers of DWS California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, DWS municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the annual period ended August 31, 2006?

A: Over the period, both the taxable and municipal bond markets provided modest results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 3.03% for the 12-month period ended August 31, 2006.1 This compared favorably with the broad taxable bond market, which returned 1.71% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between the supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Toward the end of 2005, municipal supply began to ease as higher interest rates dampened refunding activity, and this trend has prevailed so far in 2006. On the demand side, interest from institutional investors such as insurance companies remained strong. Mutual funds also provided support, and purchases by retail investors increased as municipal yields rose.

The biggest influence on the market's performance over the period was a rising interest rate environment. During the period, the Fed increased the fed funds rate, a benchmark short-term lending rate, on seven separate occasions in increments of 0.25%, to its current level of 5.25%. Yields on shorter-term bonds rose along with the Fed's tightening. Long-term interest rates rose as well, although to a lesser degree as expectations for inflation remained for the most part in check. Since a bond's yield moves in the opposite direction of its price, the increase in interest rate levels meant that prices of bonds generally fell.

The overall result of sharply rising short-term yields and more modest increases in long-term yields was that the tax-free yield curve flattened over the period.3 On the municipal bond curve, yields on two-year issues increased by 62 basis points while bonds with 30-year maturities experienced a yield increase of just 3 basis points, resulting in a total flattening of 59 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the period continued to be in the direction of ratings upgrades, and returns were generally highest among lower-quality issues.

Municipal Bond Yield Curve (as of 8/31/05 and 8/31/06)

Source: Municipal Market Data as of August 31, 2006. For illustrative purposes only; not meant to represent the performance of any DWS product.

Q: How did DWS California Tax-Free Income Fund perform for the annual period ended August 31, 2006?

A: DWS California Tax-Free Income Fund posted a positive return for the 12-month period of 3.27% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). This return compares with 3.03% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund beat the 2.80% average of its peer group of 121 funds, the Lipper California Debt Funds category.4 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. It is not possible to invest in a Lipper category. This category average was 2.80% (121), 4.28% (98) and 5.35% (70) for the 1-, 5- and 10-year periods, respectively, as of August 31, 2006.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we make judgments about which maturities present the most attractive opportunities. Along these lines, we generally minimized exposure to long-term bonds during the period, as we did not believe they provided a favorable risk/reward profile. Given the flattening of the yield curve that has occurred, we do not view the modest income advantage currently offered by long-term issues as attractive. We are currently emphasizing bonds with maturities in the 10-15 year range and that are priced to a call. This positioning reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal market.

We are somewhat overweight California state general obligation (GO) bonds, reflecting our constructive outlook for the state's credit profile. This was essentially a neutral factor in terms of performance, as GO spreads versus insured issues were stable over the period. We maintained the fund's relatively low exposure to airlines and other lower-quality sectors during the period based on the fact that the yield advantage they provided had narrowed substantially. These sectors did outperform somewhat, so our limited exposure to them dampened performance slightly. We continue to view the differences in yield between lower-quality issues and the AAA-rated part of the market as unusually narrow by historic standards, and we believe the fund's positioning will prove helpful to performance over time as spreads return to historical norms.

During the period, the fund used leverage and hedging strategies to take advantage of shifts in the relative attractiveness of the municipal and taxable bond markets. In particular, the fund utilized instruments known as LIBOR (London Inter Bank Offering Rate) swaps, which allowed us to benefit from the outperformance of the municipal market versus taxable bonds. In addition, for much of the period we had significant exposure to inverse floaters, debt instruments with coupon rates that move in the opposite direction of short-term interest rates. We also used hedging to limit the impact of rising interest rates on positions that we believed were vulnerable given the yield curve's flattening trend.

Q: What is your current assessment of the California municipal bond market?

A: The fiscal health of California continued to improve over the fund's fiscal period. This is reflected in the assessments of the major ratings agencies: During the year the state's general obligation debt was upgraded from A to A+ by Standard & Poor's Corporation and from A2 to A1 by Moody's Investors Service, Inc. California has benefited from a recovery in its large and broadly diversified economy, and this recovery has had a positive impact on the state's tax revenues. California is still facing significant structural deficits, although they have recently trended downward and the state has sufficient flexibility to finance them. While California's fiscal challenges are likely to continue for some time, we remain constructive with respect to the long-term outlook for the state's debt.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	8/31/06	8/31/05

Revenue Bonds	61%	66%
General Obligation Bonds	16%	18%
US Government Secured	23%	16%
	100%	100%
Quality	8/31/06	8/31/05

AAA	67%	62%
AA	3%	3%
A	8%	13%
BBB	4%	9%
Not Rated	18%	13%
	100%	100%
Effective Maturity	8/31/06	8/31/05

1-9.99 years	86%	78%
10-20 years	14%	22%
	100%	100%
Interest Rate Sensitivity	8/31/06	8/31/05

Average Maturity	6.0 years	7.4 years
Duration	6.1 years	6.1 years

Weighted average effective maturity: 5.99 years and 6.79 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2006

(as restated, see Note H)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 87.0%
California 79.5%
ABAG Finance Authority For Non Profit Corps., CA, Certificates of Participation, Stanford Health Services, ETM, 6.0%, 11/1/2007 (a)	605,000	622,684
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	921,073
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	601,590
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,157,120
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,160,200
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,265,660
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,102,141
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	911,617
Beverly Hills, CA, School District General Obligation, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,097,260
Series A, 5.375%, 8/1/2021	1,230,000	1,349,630
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,200,740
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,294,320
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,637,754
California, Educational Facilities Authority Revenue, University of San Francisco:
6.0%, 10/1/2016 (a)	4,085,000	4,175,033
Prerefunded, 6.0%, 10/1/2016 (a)	2,555,000	2,611,312
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,203,780
Series A, 5.375%, 5/1/2022	20,000,000	22,037,800
Series A, 5.875%, 5/1/2016	10,500,000	11,834,340
California, Electric Revenue, Efficiency Financing Authority, 5.5%, 4/1/2017 (a)	1,285,000	1,323,910
California, Higher Education Revenue, 5.25%, 11/1/2019 (a) (b)	3,500,000	3,799,425
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,071,101
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012	15,270,000	16,358,904
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority:
Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	3,911,082
Series A, 6.7%, 3/1/2011	100,000	100,224
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (a)	1,000,000	1,084,340
California, Housing Finance Agency Revenue, AMT, Series G, 5.7%, 2/1/2007 (a)	500,000	503,360
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.37%*, 8/1/2037	800,000	800,000
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	5,398,750
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,127,577
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,155,000	1,179,659
California, Single Family Housing Revenue, Housing Finance Agency, AMT, Series G, 5.8%, 2/1/2008 (a)	1,195,000	1,208,468
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%,6/1/2031	60,000	61,876
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	11,001,118
Series B, 5.625%, 6/1/2038	13,655,000	15,198,561
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	18,911,085
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,139,990
Series A-2, 7.4%, 9/1/2010	3,365,000	3,823,717
California, State Agency Revenue Lease, Public Works Bond, Regents University, Series A, 5.25%, 6/1/2014 (a)	2,575,000	2,839,452
California, State Department of Water Resources Revenue, Central Valley Project, Series AD, 5.0%, 12/1/2018 (a)	1,300,000	1,404,676
California, State General Obligation:
5.0%, 2/1/2013	1,250,000	1,326,663
5.0%, 3/1/2017	4,850,000	5,242,947
5.125%, 4/1/2024	7,400,000	7,877,448
5.125%, 11/1/2024	1,000,000	1,061,440
5.25%, 12/1/2019	1,000,000	1,050,820
5.5%, 3/1/2016	9,000,000	9,684,810
Prerefunded, 5.875%, 10/1/2019	8,925,000	9,620,704
Prerefunded, Series 2006, 5.875%, 10/1/2019	785,000	847,627
Series 2006, 5.875%, 10/1/2019	290,000	309,923
6.5%, 9/1/2010	1,305,000	1,443,382
California, State Public Works Board Lease Revenue, University of California Projects, Series F, 5.0%, 11/1/2018	5,405,000	5,749,839
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,865,720
California, State University Revenue:
Series C, 5.0%, 11/1/2019 (a) (b)	18,245,000	19,700,951
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,269,150
Series A, 5.25%, 11/1/2021 (a)	3,090,000	3,354,349
California, Statewide Communities Development Authority Revenue, Tiger Wood Learning Foundation, 3.25%*, 7/1/2036, Bank of America NA (c)	500,000	500,000
California, Statewide Communities Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (a)	1,000,000	1,075,380
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, IAC Project, Series W-3, AMT, 3.38%*, 4/1/2025, Wells Fargo Bank NA (c)	900,000	900,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.46%*, 11/15/2035	5,000	5,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Avian Glen Apartments Project, Series CC, AMT, 3.46%*, 8/1/2039, Citibank NA (c)	1,000,000	1,000,000
California, University of California Revenues, Series F, 5.0%, 5/15/2019 (a)	2,000,000	2,135,220
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (a)	12,000,000	13,557,480
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (a)	5,500,000	6,320,270
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,627,008
Series A, 5.25%, 3/1/2017	7,300,000	7,898,965
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,106,320
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,821,948
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (a)	1,000,000	1,032,550
Chabot-Las Positas, CA, Community College District, Election of 2004:
Series A, 5.0%, 8/1/2023 (a)	4,445,000	4,854,873
Series A, 5.0%, 8/1/2024 (a)	4,635,000	5,062,393
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,423,360
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,491,409
Contra Costa County, CA, Multi-Family Housing Revenue, Camara Circle Apartments, Series A, AMT, 3.41%*, 12/1/2032, Citibank NA (c)	390,000	390,000
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,270,075
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	2,750,000	2,809,537
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (a)	555,000	370,679
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	997,267
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	691,821
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,540,960
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,240,314
Zero Coupon, 5/1/2016 (a)	3,335,000	2,251,258
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	3,480,455
Zero Coupon, 11/1/2018 (a)	4,605,000	2,750,843
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	3,815,350
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	6,250,300
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	5,648,600
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,104,188
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	3,445,646
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,175,817
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	6,241,820
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	4,509,600
Zero Coupon, 1/15/2017 (a)	5,975,000	3,588,346
Zero Coupon, 1/15/2018 (a)	6,250,000	3,545,312
Zero Coupon, 1/15/2025	10,000,000	3,543,700
Series A, Prerefunded, 6.0%, 1/1/2016	6,000,000	6,478,500
Series A, Prerefunded, 7.1%, 1/1/2011	6,000,000	6,785,640
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,255,937
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	2,069,302
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,363,040
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017 (a)	2,840,000	3,117,866
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	293,968
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,634,365
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	762,458
Series A, Zero Coupon, 11/1/2015 (a)	1,275,000	883,881
Zero Coupon, 11/1/2016 (a)	1,500,000	991,185
Long Beach, CA, Bond Finance Authority Revenue, Redevelopment Housing & Gas Utilities Financing, Series A-1, 5.0%, 8/1/2025 (a)	2,300,000	2,420,727
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,443,992
Series A, 6.0%, 5/15/2017 (a)	1,500,000	1,743,150
Series A, 6.0%, 5/15/2018 (a)	4,000,000	4,678,320
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,113,790
Los Angeles County, CA, General Obligation Lease, Disney Parking Project, Zero Coupon, 3/1/2008	2,780,000	2,621,318
Los Angeles County, CA, Sanitation Districts Financing Authority Revenue, Capital Project, Series A, 5.0%, 10/1/2021 (a)	11,900,000	12,659,101
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (a)	6,895,000	7,454,460
Series B, 5.5%, 8/1/2016 (a)	6,500,000	6,950,515
Los Angeles, CA, Core City General Obligation Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,225,820
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,441,040
Los Angeles, CA, State General Obligation:
5.5%, 7/1/2014 (a)	14,340,000	15,749,479
Series E, 5.5%, 7/1/2017 (a)	5,000,000	5,513,550
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (a)	11,800,000	12,744,472
Los Angeles, CA, Unified School District, Series A, Prerefunded, 5.375%, 7/1/2018 (a)	1,030,000	1,140,159
Los Angeles, CA, Unified School District, General Obligation, Prerefunded, 5.625%, 7/1/2018 (a)	4,990,000	5,375,378
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	667,890
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,500,171
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,464,066
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,429,285
Midpeninsula Regional Open Space District, CA, Other General Obligation Lease, Zero Coupon, 9/1/2020 (a)	1,190,000	647,027
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,760,000	3,922,545
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,549,059
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,493,060
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	3,025,000	3,041,577
7.125%, 10/1/2023	2,810,000	2,815,564
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,663,900
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	262,095
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,666,750
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	806,603
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (a)	1,020,000	1,201,805
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,021,810
7.125%, 7/1/2026	2,000,000	2,043,520
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,038,617
Richmond, CA, Other General Obligation Lease, Joint Powers Finance Authority:
5.875%, 9/1/2006	135,000	135,000
6.6%, 9/1/2016	1,000,000	1,021,790
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (a)	2,495,000	1,361,521
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,225,018
Zero Coupon, 6/1/2016 (a)	2,395,000	1,597,297
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,520,150
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,117,876
6.0%, 9/1/2011	850,000	878,722
6.125%, 9/1/2014	605,000	625,147
6.3%, 9/1/2021	1,500,000	1,544,655
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series K, 5.75%, 7/1/2018 (a) (b)	5,170,000	6,072,062
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,436,941
Sacramento, CA, Housing Authority, Multi-Family Housing Revenue, Phoenix Park II Apartments, Series F, AMT, 3.46%*, 10/1/2036, Citibank NA (c)	2,000,000	2,000,000
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,448,808
Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,662,950
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	10,000,000	10,502,200
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,774,221
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,141,890
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,534,940
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,166,210
Salinas, CA, Other General Obligation Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,085,120
Salinas, CA, School District General Obligation, Series A, 5.375%, 6/1/2022 (a) (b)	2,700,000	2,978,370
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a)	3,965,000	4,370,461
6.0%, 8/1/2009 (a)	3,000,000	3,137,370
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,402,826
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,545,292
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	740,916
Zero Coupon, 8/1/2016 (a)	1,000,000	667,890
Zero Coupon, 8/1/2017 (a)	1,000,000	635,240
Zero Coupon, 8/1/2019 (a)	1,100,000	630,938
San Diego CA, School District General Obligation, 5.25%, 7/1/2018 (a)	1,600,000	1,753,280
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a)	3,350,000	4,026,566
Series B, 6.05%, 7/1/2018 (a)	770,000	923,322
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue:
5.25%, 7/1/2016 (a)	305,000	326,847
Prerefunded, 5.25%, 7/1/2016 (a)	845,000	910,386
San Francisco, CA, Core City General Obligation, 5.375%, 6/15/2017 (a)	1,540,000	1,659,750
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,326,585
ETM, Zero Coupon, 1/1/2014	3,680,000	2,768,280
ETM, 7.4%, 1/1/2007	6,000,000	6,078,600
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,645,176
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,382,137
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,576,378
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,630,992
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,870,168
San Jose, CA, School District General Obligation, Santa Clara County, Series D, 5.25%, 8/1/2016 (a)	3,060,000	3,286,256
San Jose, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2015 (a)	2,570,000	1,800,311
Series A, Zero Coupon, 8/1/2017 (a)	1,350,000	857,574
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,760,000	2,105,259
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,616,958
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,467,060
Santa Barbara, CA, High School District, Election 2000, Series B, 5.0%, 8/1/2029 (a)	6,430,000	6,770,147
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (a)	3,250,000	3,532,522
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,145,017
5.5%, 9/1/2018 (a)	1,060,000	1,214,177
5.6%, 9/1/2019 (a)	1,115,000	1,291,404
5.6%, 9/1/2020 (a)	1,180,000	1,373,296
5.65%, 9/1/2024 (a)	1,445,000	1,708,799
5.65%, 9/1/2025 (a)	1,520,000	1,807,645
5.65%, 9/1/2026 (a)	1,605,000	1,914,171
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,373,801
Series B, 7.25%, 8/1/2013 (a)	3,400,000	4,132,598
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,035,000
6.375%, 9/1/2030	4,965,000	5,070,804
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,592,920
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,378,220
Southern California, Metropolitan Water District, Waterworks Revenue:
Series B, 3.26%*, 7/1/2028	600,000	600,000
Series A, 3.3%*, 7/1/2025	400,000	400,000
Series A, 5.75%, 7/1/2021	1,120,000	1,317,624
Series A, ETM, 5.75%, 7/1/2021	880,000	1,014,402
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,778,436
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	875,638
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,335,780
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	903,960
		700,997,990
Puerto Rico 6.6%
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Series C, 5.5%, 7/1/2015 (a)	1,165,000	1,315,635
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2022	2,000,000	2,151,760
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (a)	10,605,000	11,910,900
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	11,357,100
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,350,199
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,378,666
5.625%, 7/1/2017 (a)	2,345,000	2,511,307
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,153,640
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,158,360
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,632,285
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,168,640
Series A, 6.25%, 7/1/2016 (a)	750,000	899,550
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	4,138,884
5.65%, 7/1/2015 (a)	1,000,000	1,130,930
6.5%, 7/1/2015 (a)	4,000,000	4,808,720
		58,066,576
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,209,950
Total Municipal Bonds and Notes (Cost $705,623,065)		767,274,516

Municipal Inverse Floating Rate Notes 23.3%
California 15.3%
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022 (a) (d)	13,500,000	16,018,627
Trust: Big Bear Lake, CA,, Water & Sewer Revenue RITES-PA 597B, Series A, 144A, 8.361%, 4/1/2015, Leverage Factor at purchase date: 2 to 1
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2015 (a) (d)	3,400,000	3,867,789
Trust: Big Bear Lake, CA,, Water & Sewer Revenue RITES-PA 597A, Series B, 144A, 8.378%, 10/1/2010, Leverage Factor at purchase date: 2 to 1
California, State, Department Water Resource, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (d)	15,000,000	16,528,350
Trust: California, Electric Revenue, Department Water Supply, Series 309, 144A, 7.08%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (d)	15,300,000	16,587,036
Trust: California, State Economic Recovery, RITES-PA 1262, 144A, 6.33%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
Long Beach, CA, Harbor Revenue, Series A, 6.0%, 5/15/2016 (a) (d)	8,430,000	9,718,821
Trust: Long Beach, CA, Sales & Special Tax Revenue, RITES-PA 651A, 144A, AMT, 8.361%, 11/15/2012, Leverage Factor at purchase date: 2 to 1
Long Beach, CA, Harbor Revenue, Series A, 6.0%, 5/15/2019 (a) (d)	10,600,000	12,423,041
Trust: Long Beach, CA, Sales & Special Tax Revenue, RITES-PA 651B, 144A, AMT, 8.361%, 5/15/2015, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2013 (a) (d)	6,250,000	6,796,437
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 117, 144A, 6.81%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2015 (a) (d)	6,340,000	7,142,707
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589A, 144A, 8.361%, 7/1/2009, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2012 (a) (d)	2,970,000	3,393,388
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589B, 144A, 8.361%, 7/1/2010, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2013 (a) (d)	5,820,000	6,729,171
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589C, 144A, 8.361%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2014 (a) (d)	7,120,000	8,317,655
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589D, 144A, 8.361%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT,Series 24A, 5.75%, 5/1/2012 (a) (d)	2,570,000	2,749,939
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662B, 144A, 7.841%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2013 (a) (d)	2,730,000	2,924,240
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662C, 144A, 7.841%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT,Series 25, 5.75%, 5/1/2013 (a) (d)	3,070,000	3,288,430
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662I, 144A, 7.841%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2015 (a) (d)	3,060,000	3,277,520
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662E, 144A, 7.86%, 5/1/2015, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 5.75%, 5/1/2012 (a) (d)	2,890,000	3,092,343
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662H, 144A, 7.861%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.875%, 5/1/2016 (a) (d)	3,250,000	3,504,020
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662F, 144A, 8.091%, 5/1/2016, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 6.0%, 5/1/2011 (a) (d)	2,160,000	2,334,658
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662A, 144A, 8.341%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 6.0%, 5/1/2011 (a) (d)	2,730,000	2,950,748
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662G, 144A, 8.363%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2014 (a) (d)	2,890,000	3,095,624
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662D, 144A, 8.515%, 5/1/2014, Leverage Factor at purchase date: 2 to 1
		134,740,544
Puerto Rico 8.0%
Puerto Rico, Electric Power Authority, Power Revenue, Series EE, 5.0%, 7/1/2015 (a) (d)	25,000,000	28,232,500
Trust: Puerto Rico, Electric Revenue, Electric Power Authority, RITES-PA 1044, 144A, 11.57%, 7/1/2015, Leverage Factor at purchase date: 4 to 1
Puerto Rico, Commonwealth, 6.0%, 7/1/2014 (a) (d)	10,000,000	11,525,400
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 620B, 144A, 8.4%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Commonwealth, Series A, 5.5%, 7/1/2020 (a) (d)	13,250,000	15,291,626
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 944B, 144A, 7.42%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Municipal Finance Agency, Series A, 5.75%, 8/1/2013 (a) (d)	4,790,000	5,128,390
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 645B, 144A, 7.87%, 8/1/2013, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Municipal Finance Agency, Series A, 5.875%, 8/1/2014 (a) (d)	5,000,000	5,370,425
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 645C, 144A, 8.17%, 8/1/2014, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Municipal Finance Agency, Series A, 6%, 8/1/2015 (a) (d)	4,450,000	4,794,964
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 645D, 144A, 8.42%, 8/1/2015, Leverage Factor at purchase date: 2 to 1
		70,343,305
Total Municipal Inverse Floating Rate Notes (Cost $190,410,150)		205,083,849
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $896,033,215)+	110.3	972,358,365
Other Assets and Liabilities, Net	(10.3)	(90,502,820)
Net Assets	100.0	881,855,545
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2006.
+ The cost for federal income tax purposes was $895,610,212. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $76,748,153. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,246,390 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $498,237.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	7.1
Financial Guaranty Insurance Company	11.4
Financial Security Assurance, Inc.	17.2
MBIA Corporation	28.9
Radian Asset Assurance, Inc.	1.2
XL Capital Assurance, Inc.	1.2
(b) All or a portion of these securities represent collateral held in connection with open interest rate swaps.
(c) Security incorporates a letter of credit from a major bank.
(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At August 31, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
10/12/2006 10/12/2026	14,900,000[1]	Fixed — 4.320%	Floating — BMA	(417,831)
1/25/2007 1/25/2027	14,400,000[2]	Fixed — 4.345%	Floating — BMA	(420,951)
1/25/2007 1/25/2027	15,800,000[2]	Fixed — 4.348%	Floating — BMA	(470,652)
1/31/2007 1/31/2027	17,900,000[3]	Fixed — 5.678%	Floating — LIBOR	(600,448)
Total net unrealized depreciation on open interest rate swaps				(1,909,882)
Counterparties: [1] Morgan Stanley Co. Inc. [2] State Street Bank and Trust Co. [3] Lehman Brothers, Inc.

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006 (as restated, see Note H)
Assets
Investments in securities, at value (cost $896,033,215)	$ 972,358,365
Interest receivable	10,445,060
Receivable for Fund shares sold	462,449
Other assets	27,947
Total assets	983,293,821
Liabilities
Due to custodian bank	175,679
Payable for floating rate notes issued	97,535,000
Dividends payable	409,487
Payable for Fund shares redeemed	567,203
Net unrealized depreciation on interest rate swaps	1,909,882
Accrued management fee	418,828
Other accrued expenses and payables	422,197
Total liabilities	101,438,276
Net assets, at value	$ 881,855,545
Net Assets
Net assets consist of: Undistributed net investment income	429,092
Net unrealized appreciation (depreciation) on: Investments	76,325,150
Interest rate swaps	(1,909,882)
Accumulated net realized gain (loss)	(861,548)
Paid-in capital	807,872,733
Net assets, at value	$ 881,855,545

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($613,398,092 ÷ 81,480,082 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.53
Maximum offering price per share (100 ÷ 95.50 of $7.53)	$ 7.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,059,629 ÷ 1,068,538 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,130,748 ÷ 1,220,435 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.48
Class S Net Asset Value, offering and redemption price(a) per share ($251,267,076 ÷ 33,433,948 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.52
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2006 (as restated, see Note H)
Investment Income
Income: Interest	$ 49,359,691
Expenses: Management fee	4,642,904
Distribution service fees	1,445,445
Services to shareholders	424,085
Custodian fees	32,729
Auditing	53,595
Legal	23,846
Trustees' fees and expenses	39,837
Reports to shareholders	52,970
Interest expense and fees	4,340,040
Registration fees	47,964
Other	95,611
Total expenses before expense reductions	11,199,026
Expense reductions	(58,374)
Total expenses after expense reductions	11,140,652
Net investment income (loss)	38,219,039
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(390,601)
Interest rate swaps	9,482,633
9,092,032
Net unrealized appreciation (depreciation) during the period on: Investments	(19,778,881)
Interest rate swaps	1,499,699
(18,279,182)
Net gain (loss) on investment transactions	(9,187,150)
Net increase (decrease) in net assets resulting from operations	$ 29,031,889

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended August 31, 2006 (as restated, see Note H)
Cash Flows from Operating Activities:
Investment income received*	$ 45,596,671
Payment of operating expenses	(6,701,443)
Payment of interest expense	(4,340,040)
Proceeds from sales and maturities of investments	285,710,151
Purchases of investments	(208,530,770)
Cash provided (used) by operating activities	$ 111,734,569
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 79,997,145
Cost of shares redeemed	(121,500,223)
Distributions paid (net of reinvestment of distributions)	(14,393,009)
Increase (decrease) in payable for floating rate notes issued	(55,950,000)
Cash provided (used) by financing activities	(111,846,087)
Increase (decrease) in cash	(111,518)
Cash at beginning of period	(64,161)
Cash at end of period	$ (175,679)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 29,031,889
Net (increase) decrease in cost of investments	63,926,795
Net (increase) decrease in unrealized appreciation (depreciation) on investments	19,778,881
(Increase) decrease in receivable for investments sold	180,300
(Increase) decrease in interest receivable	219,057
(Increase) decrease in other assets	(1,823)
(Increase) decrease in depreciation on swap contracts	(1,499,699)
Increase (decrease) in other accrued expenses and payables	99,169
Cash provided (used) by operating activities	$ 111,734,569
Non-Cash Financing Activities:
Reinvestment of distributions	$ 23,917,415
* Significant non-cash activity from market discount accretion and premium amortization in the net amount of $3,982,077 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (as restated, see Note H)
Increase (Decrease) in Net Assets	Years Ended August 31,
	2006	2005
Operations: Net investment income	$ 38,219,039	$ 40,791,053
Net realized gain (loss) on investment transactions	9,092,032	(6,394,648)
Net unrealized appreciation (depreciation) during the period on investment transactions	(18,279,182)	11,042,682
Net increase (decrease) in net assets resulting from operations	29,031,889	45,439,087
Distributions to shareholders from: Net investment income: Class A	(25,888,003)	(27,673,860)
Class B	(330,396)	(471,524)
Class C	(314,972)	(313,003)
Class S	(11,543,973)	(12,591,246)
Fund share transactions: Proceeds from shares sold	80,396,051	32,846,195
Reinvestment of distributions	23,917,415	26,080,368
Cost of shares redeemed	(121,519,684)	(112,054,536)
Redemption fees	181	661
Net increase (decrease) in net assets from Fund share transactions	(17,206,037)	(53,127,312)
Increase (decrease) in net assets	(26,251,492)	(48,737,858)
Net assets at beginning of period	908,107,037	956,844,895
Net assets at end of period (including undistributed net investment income of $429,092 and $429,093, respectively)	$ 881,855,545	$ 908,107,037

The accompanying notes are an integral part of the financial statements.

Financial Highlights

(as restated, see Note H)

Class A Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.61	$ 7.57	$ 7.42	$ 7.66	$ 7.60
Income (loss) from investment operations: Net investment income	.32	.33	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.08)	.04	.15	(.24)	.05
Total from investment operations	.24	.37	.48	.10	.39
Less distributions from: Net investment income	(.32)	(.33)	(.33)	(.34)	(.33)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 7.53	$ 7.61	$ 7.57	$ 7.42	$ 7.66
Total Return (%)[a]	3.27	5.01	6.59	1.27	5.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	613	617	652	677	720
Ratio of expenses (including interest expense) (%)[b]	1.32	1.10	.94	.93	.92
Ratio of expenses (excluding interest expense) (%)	.83	.83	.81	.79	.81
Ratio of net investment income (%)	4.30	4.34	4.42	4.40	4.55
Portfolio turnover rate (%)	32	23	25	33	24
[a] Total return does not reflect the effect of any sales charges.
[b] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly, has no impact to net investment income, total return or net asset value.
* Amount is less than $.005.

Class B Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 7.58	$ 7.43	$ 7.67	$ 7.61
Income (loss) from investment operations: Net investment income	.27	.28	.28	.27	.28
Net realized and unrealized gain (loss) on investment transactions	(.08)	.04	.15	(.24)	.05
Total from investment operations	.19	.32	.43	.03	.33
Less distributions from: Net investment income	(.27)	(.28)	(.28)	(.27)	(.27)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 7.54	$ 7.62	$ 7.58	$ 7.43	$ 7.67
Total Return (%)[a]	2.57[b]	4.17[b]	5.94[b]	.40	4.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	16	24	30
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.20	1.96	1.76	1.79	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.00	1.78	1.65	1.79	1.76
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.51	1.51	1.52	1.65	1.65
Ratio of net investment income (%)	3.61	3.66	3.71	3.54	3.71
Portfolio turnover rate (%)	32	23	25	33	24
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly, has no impact to net investment income, total return or net asset value.
* Amount is less than $.005.

Class C Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.56	$ 7.52	$ 7.37	$ 7.62	$ 7.55
Income (loss) from investment operations: Net investment income	.26	.27	.28	.27	.27
Net realized and unrealized gain (loss) on investment transactions	(.08)	.04	.14	(.25)	.06
Total from investment operations	.18	.31	.42	.02	.33
Less distributions from: Net investment income	(.26)	(.27)	(.27)	(.27)	(.26)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 7.48	$ 7.56	$ 7.52	$ 7.37	$ 7.62
Total Return (%)[a]	2.52[b]	4.26[b]	5.82[b]	.20	4.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	8	8	7
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.12	1.91	1.73	1.83	1.80
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.04	1.82	1.69	1.83	1.80
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.55	1.56	1.69	1.69
Ratio of net investment income (%)	3.57	3.62	3.67	3.50	3.67
Portfolio turnover rate (%)	32	23	25	33	24
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly, has no impact to net investment income, total return or net asset value.
* Amount is less than $.005.

Class S Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.59	$ 7.56	$ 7.42	$ 7.66	$ 7.60
Income (loss) from investment operations: Net investment income	.33	.34	.35	.35	.35
Net realized and unrealized gain (loss) on investment transactions	(.06)	.04	.15	(.24)	.05
Total from investment operations	.27	.38	.50	.11	.40
Less distributions from: Net investment income	(.34)	(.35)	(.36)	(.35)	(.34)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 7.52	$ 7.59	$ 7.56	$ 7.42	$ 7.66
Total Return (%)	3.63	5.10	6.81	1.36	5.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251	272	281	298	321
Ratio of expenses (including interest expense) (%)[a]	1.10	.89	.74	.82	.79
Ratio of expenses (excluding interest expense) (%)	.61	.62	.61	.68	.68
Ratio of net investment income (loss) (%)	4.51	4.55	4.62	4.51	4.68
Portfolio turnover rate (%)	32	23	25	33	24
* Amount is less than $.005.
[a] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly, has no impact to net investment income, total return or net asset value.

Notes to Financial Statements

(as restated, see Note H)

A. Significant Accounting Policies

DWS California Tax-Free Income Fund (formerly Scudder California Tax-Free Income Fund) (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (formerly Scudder State Tax-Free Income Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid quotation or evaluated price, as applicable, obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Inverse Floaters. Inverse floating rate notes are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2006 was approximately $130,168,562, with a weighted average interest rate of 3.41%.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended August 31, 2006, the Fund fully utilized its capital loss carryforward of $5,383,000.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2006 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 846,086
Undistributed net long-term capital gains	$ 112,892
Net unrealized appreciation on investments	$ 77,170,508

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from tax-exempt income	$ 38,077,344	$ 41,049,633

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position due to the Fund's custodian bank at August 31, 2006.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $208,528,949 and $276,047,218, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The Fund pays a monthly investment management agreement fee, computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	0.55%
Next $750 million of such net assets	0.52%
Next $1.5 billion of such net assets	0.50%
Next $2.5 billion of such net assets	0.48%
Next $2.5 billion of such net assets	0.45%
Next $2.5 billion of such net assets	0.43%
Next $2.5 billion of such net assets	0.41%
Over $12.5 billion of such net assets	0.40%

Accordingly, for the year ended August 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

For the period September 1, 2005 through December 31, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the total operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period January 1, 2006 through September 30, 2006, the Fund's Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to maintain the Fund's total operating expenses at 1.51% and 1.55% of average daily net assets for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 191,004	$ —	$ 51,056
Class B	10,993	10,993	—
Class C	3,622	3,622	—
Class S	75,796	—	21,123
	$ 281,415	$ 14,615	$ 72,179

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$ 68,933	$ 5,384
Class C	66,346	5,397
	$ 135,279	$ 10,781

In addition, DWS-SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2006	Annual Effective Rate
Class A	$ 1,265,499	$ —	$ 224,115.21%
Class B	22,724	6,915	700.17%
Class C	21,943	2,778	1,676.22%
	$ 1,310,166	$ 9,693	$ 226,491

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006 aggregated $24,830.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares was $18,886 and $943, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2006, DWS-SDI received $12,908.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,040, of which $7,200 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees.

D. Expense Reductions

For the year ended August 31, 2006, the Advisor agreed to reimburse the Fund $11,274, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the year ended August 31, 2006, the Fund's custodian and transfer agent fees were reduced by $438 and $22,354, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,653,587	$ 71,828,492	2,584,578	$ 19,582,175
Class B	32,057	239,417	73,447	557,354
Class C	146,291	1,093,640	224,012	1,694,265
Class S	968,629	7,234,502	1,456,025	11,012,401
		$ 80,396,051		$ 32,846,195
Shares issued to shareholders in reinvestment of distributions
Class A	2,125,372	$ 15,894,642	2,291,107	$ 17,362,859
Class B	28,568	214,074	40,455	307,286
Class C	26,805	199,211	25,726	193,746
Class S	1,019,468	7,609,488	1,085,715	8,216,477
		$ 23,917,415		$ 26,080,368
Shares redeemed
Class A	(11,438,434)	$ (85,412,261)	(9,881,222)	$ (74,841,794)
Class B	(337,873)	(2,527,805)	(863,508)	(6,562,037)
Class C	(156,377)	(1,165,384)	(161,220)	(1,214,441)
Class S	(4,338,193)	(32,414,234)	(3,892,498)	(29,436,264)
		$ (121,519,684)		$ (112,054,536)
Redemption fees		$ 181		$ 661
Net increase (decrease)
Class A	340,525	$ 2,310,912	(5,005,537)	$ (37,896,660)
Class B	(277,248)	(2,074,274)	(749,606)	(5,697,397)
Class C	16,719	127,467	88,518	673,570
Class S	(2,350,096)	(17,570,142)	(1,350,758)	(10,206,825)
		$ (17,206,037)		$ (53,127,312)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

H. Restatement of Financial Statements

DWS California Tax-Free Income Fund's financial statements and related disclosures have been restated to conform the treatment of the Fund's investment in certain financial instruments to generally accepted accounting principles. The fund invests in tender option bond trusts (also referred to as Inverse Floaters) where the fund transfers a fixed rate bond to a trust that issued a floating rate security and an inverse floating rate security. In exchange for the bond transferred, the Fund receives the inverse floating rate security and cash from the trust equal to the par amount of the floating rate note issued. Previously, the Fund treated this transaction as a sale of the original bond and a purchase of the inverse floating rate security. Under Statement of Financial Accounting Standards No. 140 (FAS 140), the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes. As a result, the Fund restated its financial statements to include the original transferred bond, and the corresponding liability equal to the floating rate note issued. In addition, the restated financial statements reflect the interest earned on the original bond as well as reflecting the interest paid by the floating rate note and the inclusion of a statement of cash flows. The result of the restatement was an increase in assets and liabilities and increases in interest income and expenses. These changes did not impact the net asset value, net investment income or total return of the Fund. The following represents the previously reported information and the restated information:

Statement of Assets and Liabilities	Previously Reported	Restated
Investments in securities, at value	$ 874,823,365	$ 972,358,365
Total assets	885,758,821	983,293,821
Payable for floating rate notes issued	—	97,535,000
Total liabilities	3,903,276	101,438,276
Net assets, at value	881,855,545	881,855,545
Statement of Operations
Interest income	$ 45,019,651	$ 49,359,691
Interest expense and fees	—	4,340,040
Total expenses after expense reductions	6,800,612	11,140,652
Net investment income	38,219,039	38,219,039
Statement of Changes in Net Assets
Net unrealized gain (loss) on investment transactions	$ 8,669,677	$ 9,092,032
Net unrealized appreciation (depreciation) during the period on investment transactions	(17,856,827)	(18,279,182)
Financial Highlights for the Years Ended August 31, 2006, 2005 and 2004
	2006		2005		2004
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Class A ratios of expenses before expense reductions	.83%	1.32%	.83%	1.10%	.81%	.94%
Class A ratios of expenses after expense reductions	.83%	1.32%	.83%	1.10%	.81%	.94%
Class B ratios of expenses before expense reductions	1.71%	2.20%	1.69%	1.96%	1.63%	1.76%
Class B ratios of expenses after expense reductions	1.51%	2.00%	1.51%	1.78%	1.52%	1.65%
Class C ratios of expenses before expense reductions	1.63%	2.12%	1.64%	1.91%	1.60%	1.73%
Class C ratios of expenses after expense reductions	1.55%	2.04%	1.55%	1.82%	1.56%	1.69%
Class S ratios of expenses before expense reductions	.61%	1.10%	.62%	.89%	.61%	.74%
Class S ratios of expenses after expense reductions	.61%	1.10%	.62%	.89%	.61%	.74%
Financial Highlights for the Years Ended August 31, 2003 and 2002
	2003		2002
	Previously Reported	Restated	Previously Reported	Restated
Class A ratios of expenses before expense reductions	.79%	.93%	.81%	.92%
Class A ratios of expenses after expense reductions	.79%	.93%	.81%	.92%
Class B ratios of expenses before expense reductions	1.65%	1.79%	1.65%	1.76%
Class B ratios of expenses after expense reductions	1.65%	1.79%	1.65%	1.76%
Class C ratios of expenses before expense reductions	1.69%	1.83%	1.69%	1.80%
Class C ratios of expenses after expense reductions	1.69%	1.83%	1.69%	1.80%
Class S ratios of expenses before expense reductions	.68%	.82%	.68%	.79%
Class S ratios of expenses after expense reductions	.68%	.82%	.68%	.79%

While the Statements of Assets and Liabilities as of August 31, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate notes issued by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations for the years ended August 31, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the DWS California Tax-Free Income Fund (formerly Scudder California Tax-Free Income Fund) (the "Fund"), one of the series of DWS State Tax-Free Income Series (formerly Scudder State Tax-Free Income Series) (the "Trust"), as of August 31, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series, at August 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note H, the statement of assets and liabilities, including the investment portfolio as of August 31, 2006, the related statements of operations and cash flows for the year then ended and statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended have been restated.

Boston, Massachusetts October 10, 2006 except for Notes A, B and H as to which the date is April 4, 2007

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $124,000 as capital gain dividends for its year ended August 31, 2006, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		68
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)
*Inception date of the corporation which was the predecessor to the L.L.C.
		71
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006) The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KCTAX	KCTBX	KCTCX
CUSIP Number	23337H-108	23337H-207	23337H-306
Fund Number	9	209	309
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDCSX
Fund Number	2409

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, August 31, 2006, DWS California Tax-Free Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS CALIFORNIA TAX FREE INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended August 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$46,972	$0	$6,367	$0
2005	$46,575	$0	$6,351	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$182,000	$316,254	$0
2005	$452,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$6,367	$316,254	$510,763	$833,044
2005	$6,351	$70,570	$31,890	$108,390

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Management of the Registrant has determined that as of and prior to August 31, 2006, the Registrant's first fiscal quarter end, the Registrant had a material weakness in its internal control over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140. Since August 31, 2006, but prior to the date of this filing, management has revised its internal control over financial reporting to improve the effectiveness of the controls to ensure that transactions in transfers of municipal securities are accounted for properly. As a result of this weakness, the statement of assets and liabilities, including the portfolio of investments as of August 31, 2006, the related statement of operations and statement of changes in net assets for the year then ended and the financial highlights for each of the five years in the period ended were restated in order to appropriately account for such transfers of securities as secured financings and report the related interest income and expense. However, there was no impact to the net asset value of the Registrant’s shares or the Registrant’s total return of any period.

Management notes that other investment companies investing in similar investments over the same time periods had been accounting for such investments in a similar manner as the Registrant. Accordingly, other investment companies are also concluding that there was a material weakness in their internal control over financial reporting of such investments.

(b)

There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to August 31, 2006, the Registrant's internal control over financial reporting was enhanced.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR/A Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 26, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 26, 2007